Exhibit 10.3
EXECUTION VERSION
FIRST AMENDMENT AND WAIVER dated as of April 15, 2010 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 14, 2006 (as heretofore amended, the “Credit Agreement”), among AMERISOURCEBERGEN CORPORATION (the “Company”), the Borrowing Subsidiaries party thereto, the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, J.P. MORGAN EUROPE LIMITED, as London Agent, and THE BANK OF NOVA SCOTIA, as Canadian Agent.
W I T N E S S E T H:
WHEREAS the Lenders have agreed to extend credit to the Company under the Credit Agreement on the terms and subject to the conditions set forth therein; and
WHEREAS the Company has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders whose signatures appear below, constituting the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.
(a) Amendments to the Credit Agreement. Clauses (b) and (c) of the definition of “ERISA Event” in Section 1.01 of the Credit Agreement are hereby amended to read as follows:
“(b) a failure by any Plan to satisfy the minimum funding standards (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each instance, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan
(b) Section 3.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Any excess of the accumulated benefits under one or more Plans (based on the assumptions used for purposes of

Statement of Financial Accounting Standards No. 87) over the fair market value of the assets of such Plan or Plans is in an amount that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.”
SECTION 2. Waiver. Any existing Default that would not have occurred had this Amendment been in effect on and at all times after September 30, 2009, is hereby waived.
SECTION 3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Effective Date (as defined below), that:
(a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Company and this Amendment and the Credit Agreement, as amended by this Amendment, constitutes legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) The representations and warranties of the Company set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.
(c) On and as of the Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting the Required Lenders.
SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations,

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covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8. Expenses. Without limiting the Company’s obligations under the Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERISOURCEBERGEN CORPORATION,

by	/s/ J.F. QUINN

	Name:	J.F. Quinn
	Title:	Vice President and Corporate Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ DAWN LEE LUM

	Name:	Dawn L. Lee Lum
	Title:	Executive Director

Each of the undersigned Guarantors consents to the foregoing Amendment and agrees that its obligations under the Guarantee Agreement remain in full force and effect and will not be diminished as a result thereof:
AMBULATORY PHARMACEUTICAL SERVICES INC.
AMERISOURCEBERGEN DRUG CORPORATION
AMERISOURCEBERGEN HOLDING CORPORATION
AMERISOURCEBERGEN SERVICES CORPORATION
AMERISOURCEBERGEN SPECIALTY GROUP, INC.
AMERISOURCE HEALTH SERVICES CORPORATION
ANDERSON PACKAGING, INC.
APS ENTERPRISES HOLDING COMPANY
ASD SPECIALTY HEALTHCARE, INC.
AUTOMED TECHNOLOGIES, INC.
BELLCO DRUG CORP.
CLINICAL OUTCOMES RESOURCE APPLICATION CORPORATION
DIALYSIS PURCHASING ALLIANCE, INC.
HEALTH SERVICES CAPITAL CORPORATION
I.G.G. OF AMERICA INC.
IHS ACQUISITION XXX, INC.
IMEDEX, LLC
INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.
INTERNATIONAL PHYSICIAN NETWORKS L.L.C.
LIBERTY ACQUISITION CORP.
MEDICAL INITIATIVES, INC.
PHARM PLUS ACQUISITION, INC.
SOLANA BEACH, INC.
SPECIALTY PHARMACY, INC.
SPECIALTY PHARMACY OF CALIFORNIA, INC.
TELEPHARMACY SOLUTIONS, INC.
THE LASH GROUP, INC.
US BIOSERVICES CORPORATION
VALUE APOTHECARIES, INC.
XCENDA, LLC

by	J.F. QUINN Name: J.F. Quinn
Title: Vice President & Corporate Treasurer

AMERISOURCE HERITAGE CORPORATION,

by	DANIEL T. HIRST

	Name:	Daniel T. Hirst
	Title:	Vice President & Treasurer

PHARMACY HEALTH CARE SOLUTIONS, LTD.,

by	VALUE APOTHECARIES, INC., as General Partner,

	by	J.F. QUINN

	Name:	J.F. Quinn
	Title:	Vice President & Corporate Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Bank of America, N.A.
by	ZUBIN R. SHROFF
	Name:	Zubin R. Shroff
	Title:	Vice President

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: The Bank of New York Mellon
by	CLIFFORD MULL
	Name:	Clifford Mull
	Title:	First Vice President

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: The Bank of Nova Scotia
by	KAREN L. ANILLO
	Name:	Karen L. Anillo
	Title:	Director

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch
by	BRIAN MCNANY
	Name:	Brian McNany
	Title:	Authorized Signatory

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Barclays Bank PLC
by	DAVID BARTON
	Name:	David Barton
	Title:	Director

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Citibank, N.A.
by	MARK R. FLOYD
	Name:	Mark R. Floyd
	Title:	Vice President

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Credit Suisse AG Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch)
by	KARIM BLASETTI
	Name:	Karim Blasetti
	Title:	Vice President

Name of Institution:[1]
by	ILYA IVASHKOV
	Name:	Ilya Ivashkov
	Title:	Associate

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Deutsche Bank AG New York Branch
by	MING K. CHU
	Name:	Ming K. Chu
	Title:	Vice President

Name of Institution:[1]
by	DOUGLAS WEIR
	Name:	Douglas Weir
	Title:	Director

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Fifth Third Bank
by	JOHN STRINGFIELD
	Name:	John Stringfield
	Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Keybank National Association
by	SUKANYA V. RAJ
	Name:	Sukanya V. Raj
	Title:	Vice President & Portfolio Manager

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Mizuho Corporate Bank, Ltd.
by	RAYMOND VENTURA
	Name:	Raymond Ventura
	Title:	Deputy General Manager

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: PNC Bank, National Association
by	DENISE D. KILLEN
	Name:	Denise D. Killen
	Title:	Senior Vice President

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Sumitomo Mitsui Banking Corporation
by	YASUHIKO IMAI
	Name:	Yasuhiko Imai
	Title:	Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: The Toronto Dominion Bank New York Branch
by	ROBYN ZELLER
	Name:	Robyn Zeller
	Title:	Vice President

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: U.S. Bank, N.A.
by	JENNIFER HWANG
	Name:	Jennifer Hwang
	Title:	Vice President

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Wells Fargo Bank, National Association as successor by merger to Wachovia Bank, National Association
by	ANDREA S CHEN
	Name:	Andrea S Chen
	Title:	Director

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: Wells Fargo Bank N.A.
by	PATRICK D FINN
	Name:	Patrick D Finn
	Title:	Managing Director

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
FIRST AMENDMENT AND WAIVER TO
AMERISOURCEBERGEN CORPORATION
CREDIT AGREEMENT

Name of Institution: William Street Commitment Corporation
by	ANDREW CADITZ
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Name of Institution:[1]
by
Name:
Title:

[1]	For any Lender requiring a second signature line.